EXHIBIT 10.1

THE DAVEY TREE EXPERT COMPANY
2024 OMNIBUS STOCK PLAN
1. PURPOSE
The Davey Tree Expert Company 2024 Omnibus Stock Plan (the “Plan”) is designed to foster and promote the long-term growth and performance of the Company by: (a) enhancing the Company’s ability to attract and retain qualified Employees and Directors and (b) motivating Employees and Directors through stock ownership and performance-based incentives. To achieve this purpose, this Plan provides authority for the grant of stock and other performance-based incentives and the maintenance of an employee stock purchase program.
2. DEFINITIONS
(a) “AFFILIATE” AND “ASSOCIATE” - These terms have the meanings given to them in Rule 12b-2 under the Exchange Act.
(b) “AWARD” - The grant of Stock Options, Restricted Stock, Stock Equivalent Units, Stock Appreciation Rights, Stock Purchase Rights (including Section 423 Rights), and other stock and performance-based incentives under this Plan.
(c) “AWARD AGREEMENT” - Any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.
(d) “BOARD OF DIRECTORS” - The Board of Directors of the Company.
(e) “CHANGE IN CONTROL” - A “Change in Control” will be deemed to occur if at any time after the date of the adoption of this Plan:
(i) Any Person (other than the Company, any of its subsidiaries, any employee benefit plan or employee stock ownership plan of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding. In addition, if any Person commences a tender offer or exchange offer for 20% or more of the Common Shares then outstanding, the Committee may, in its discretion and at any time prior to the expiration of the tender offer or exchange offer, declare that such tender offer or exchange offer constitutes a “Change in Control”. For this purpose, the term “Beneficial Owner” has the meaning given to it in Rule 13d-3 under the Exchange Act.
(ii) At any time during a period of 24 consecutive months, Continuing Directors represent less than a majority of the members of the Board of Directors. “CONTINUING DIRECTORS” are individuals who were Directors at the beginning of the 24-month period or whose appointment or nomination for election as Directors was approved by a majority of the Continuing Directors then in office.
(iii) A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of the Company with another entity if the Persons who hold Common Shares immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold less than 80% of the outstanding voting securities of the surviving or resulting entity or the ultimate parent of the surviving or resulting entity, (B) a sale or other disposition of all or substantially all of the assets of the Company and its direct or indirect subsidiaries, or (C) the dissolution of the Company.

(f) “CODE” - The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.
(g) “COMMITTEE” - The Compensation Committee of the Board of Directors, or any other committee of the Board of Directors that the Board of Directors authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3.
(h) “COMMON SHARES” or “SHARES” - Common Shares, $0.50 par value per share, of the Company, including authorized and unissued shares and treasury shares, and any shares issued in exchange for the Common Shares in a merger, consolidation, reorganization, recapitalization, reclassification, or similar transaction.
(i) “COMPANY” - The Davey Tree Expert Company, an Ohio corporation, and any successor entity.
(j) “CONTINUING DIRECTOR” - A Director who was a Director prior to a Change in Control or was recommended or elected to succeed a Continuing Director by a majority of the Continuing Directors then in office.
(k) “DIRECTOR” - A director of the Company.
(l) “EMPLOYEE” - Any common law employee of the Company or its Affiliates.
(m) “EXCHANGE ACT” - Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.
(n) “FAIR MARKET VALUE” of Common Shares - The value of the Common Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.
(o) “INCENTIVE STOCK OPTION” - A Stock Option that meets the requirements of Section 422 of the Code.
(p) “NON-EMPLOYEE DIRECTOR” - A Director who is not an Employee.
(q) “NON-QUALIFIED STOCK OPTION” or “NQSO” - A Stock Option that does not meet the requirements of Section 422 of the Code.
(r) “NOTICE OF AWARD” - Any notice by the Committee to a Participant that advises the Participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.
(s) “PARTICIPANT” - Any person to whom an Award has been granted under this Plan.
(t) “PERFORMANCE RESTRICTED STOCK UNIT” or “PRSU” - These terms have the meaning given to them in Section 6(b)(v).
(u) “PERSON” - An individual, trust, estate, partnership, association, company, or corporation.
(v) “RESTRICTED STOCK” - An Award of Common Shares that are subject to restrictions or risk of forfeiture.
(w) “RESTRICTED STOCK UNIT” or “RSU” - These terms have the meanings given to them in Section 6(b)(v).

(x) “RULE 16b-3” - Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.
(y) “SECTION 423 RIGHTS” – This term has the meaning given to it in Section 7(a).
(z) “STOCK APPRECIATION RIGHT” - This term has the meaning given to it in Section 6(b)(i).
(aa) “STOCK AWARD” - This term has the meaning given to it in Section 6(b)(ii).
(ab) “STOCK EQUIVALENT UNIT” - An Award that is valued by reference to the value of Common Shares.
(ac) “STOCK OPTION” - This term has the meaning given to it in Section 6(b)(iii).
(ad) “STOCK PURCHASE RIGHT” - This term has the meaning given to it in Section 6(b)(iv).
3. ELIGIBILITY
All Employees and Directors are eligible for the grant of Awards. The selection of the Employees and Directors to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same Employee or Director.
4. COMMON SHARES AVAILABLE FOR AWARDS; ADJUSTMENT
(a) NUMBER OF COMMON SHARES. The aggregate number of Common Shares that may be subject to Awards granted under this Plan in any fiscal year of the Company during the term of this Plan will be equal to the sum of (i) five percent (5.0%) of the number of Common Shares outstanding as of the first day of the fiscal year plus (ii) the number of Common Shares that were available for the grant of Awards, but not granted, under this Plan in previous fiscal years; provided that, in no event will the number of Common Shares available for the grant of Awards in any fiscal year exceed ten percent (10.0%) of the number of Common Shares outstanding as of the first day of that fiscal year. Notwithstanding the foregoing, the aggregate number of Common Shares that may be issued under Section 423 Rights granted under this Plan during the full term of the Plan will not exceed 25,000,000 Common Shares, and the aggregate number of Common Shares that may be issued under Incentive Stock Options granted under this Plan during the full term of the Plan will not exceed 2,000,000 Common Shares.
The assumption of awards granted by an organization acquired by the Company, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Common Shares available in any fiscal year for the grant of Awards under this Plan.
Common Shares subject to an Award that is forfeited, terminated, or canceled without having been exercised (other than Common Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right) will again be available for grant under this Plan, without reducing the number of Common Shares available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those Common Shares would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.
(b) NO FRACTIONAL SHARES. No fractional shares will be issued, and the Committee will determine the manner in which the value of fractional shares will be treated.
(c) ADJUSTMENT. In the event of any change in the Common Shares by reason of a merger, consolidation, combination, reorganization, recapitalization, reclassification, or similar transaction, or in the event of a stock dividend, stock split, reverse stock split, or distribution to shareholders (other than normal cash dividends), the Committee will adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Shares and any other value determinations applicable to outstanding Awards.
5. ADMINISTRATION
(a) COMMITTEE. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the sole discretionary authority to: (i) select, or determine the criteria for the selection of, the eligible Employees and Directors who will receive Awards, (ii) grant Awards, (iii) determine the number and types of Awards to be granted to Employees and Directors, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Notices of Award, Awards Agreements, or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.
(b) DECISIONS FINAL. All decisions by the Committee will be final and binding on all Persons.
6. AWARDS
(a) GRANT OF AWARDS. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each Award. Awards may be granted singly or in combination or tandem with other Awards. Awards may also be granted in replacement of, or in substitution for, other awards granted by the Company, whether or not granted under this Plan.
(b) TYPES OF AWARDS. Awards may include, but are not limited to, the following:
(i) STOCK APPRECIATION RIGHT - A right to receive a payment, in cash or Common Shares, equal to the excess of (A) the Fair Market Value, or other specified valuation, of a specified number of Common Shares on the date the right is exercised over (B) the Fair Market Value, or other specified valuation, of the specified number of Common Shares on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Company, or may be unconditional, as determined by the Committee.
(ii) STOCK AWARD - An Award that is made in Common Shares, Restricted Stock, or Stock Equivalent Units or that is otherwise based on, or valued in whole or in part by reference to, the Common Shares. All or part of any Stock Award may be subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee. Stock Awards may be based on the Fair Market Value of the Common Shares, or on other specified values or methods of valuation, as determined by the Committee.
(iii) STOCK OPTION - A right to purchase a specified number of Common Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option must be not less than the Fair Market Value of the Common Shares on the date the Stock Option is granted (not less than 110% of the Fair Market Value of the Common Shares on the date an Incentive Stock Option is granted to a holder who owns, on the date of grant, more than 10% of the total combined voting power of all shares of the Company then outstanding).

(iv) STOCK PURCHASE RIGHT - A right to purchase Common Shares pursuant to Section 423 Rights granted under Section 7 or pursuant to a stock subscription program established by the Committee.
(v) RESTRICTED STOCK UNIT; PERFORMANCE RESTRICTED STOCK UNIT - A right to receive a payment, in Common Shares, based on the number of Restricted Stock Units or Performance Restricted Stock Units granted, subject to conditions, restrictions, and risks of forfeiture, as and to the extent established by the Committee.
(vi) CONDITIONS; PERFORMANCE OBJECTIVES - All or part of any Award may be subject to conditions established by the Committee, including but not limited to future service with the Company or the achievement of specific performance objectives. These performance objectives may be based on any business criteria selected by the Committee, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine, including, but not limited to, one or more of the following criteria: return on average invested capital, return on net assets, return on equity, return on invested capital, total shareholder return, equity valuation, economic value added, completion of acquisitions, product and market development, technology development, inventory management, working capital management, customer satisfaction, customer development, customer retention, sales, revenue, operating income, cash flow, net income, earnings per share, and other GAAP and non-GAAP measures of financial performance, including earnings before interest and taxes, earnings before interest, taxes, depreciation, and amortization, and similar measures. These business criteria may be clarified by reasonable definitions adopted from time to time by the Committee, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or nonrecurring items, effects of accounting changes, effects of currency fluctuations, effects of financing activities, expenses for restructuring or productivity initiatives, nonoperating items, acquisition expenses, and effects of acquisitions, divestitures, or reorganizations.
7. SECTION 423 RIGHTS
(a) ELIGIBLE EMPLOYEES. Each Employee (including Directors who are Employees) who has been employed for at least six months (or such other period, not longer than 2 years, as determined by the Committee) by the Company, or by any subsidiary (within the meaning of Section 424 of the Code) that may be designated from time to time by the Committee, will be eligible to receive Stock Purchase Rights pursuant to this Section 7 that are intended to meet the requirements of an “employee stock purchase plan” as defined in Section 423 of the Code (“Section 423 Rights”), except for an Employee whose customary employment is for (a) twenty hours or less per week or (b) not more than five months in any calendar year. The eligibility provisions of this Section 7(a) shall be applied in an identical manner to all employees who are granted Section 423 Rights in the same offering (including, but not limited to, individuals who become employees as the result of mergers and acquisitions).
(b) OFFERING OF SHARES. The Common Shares subject to Section 423 Rights will be offered to each eligible Employee who enters into an agreement with the Company (an “ESPP Enrollment Agreement”) authorizing payroll deductions for the purpose of purchasing Common Shares under this Section 7. Each ESPP Enrollment Agreement will be dated, and payroll deductions will begin, only after the Employee becomes eligible to participate pursuant to Section 7(a) above. Each ESPP Enrollment Agreement, once entered into by a participating Employee, will remain in effect for the offering with respect to which it was made and with respect to all subsequent offerings of Section 423 Rights under this Section 7, until affirmatively changed by the Employee, until the Employee is no longer eligible to participate in an offering of Section 423 Rights pursuant to this Section 7, or until termination of the Plan or of offerings of Section 423 Rights under the Plan. Unless otherwise determined by the Committee, each offering of Section 423 Rights will expire on December 31 in the year in which it began. No offering of Section 423 Rights may have a duration of more than 27 months.

(c) STOCK PURCHASE ACCOUNTS. The payroll deductions made on behalf of each participating Employee will be credited to a separate stock purchase account to be maintained for that Employee. The funds, however, may be commingled with other funds of the Company and used for corporate purposes until applied toward the purchase of Common Shares or remitted to the Employee in the manner provided by this Section 7. Interest will be credited to each stock purchase account at the same rate as paid on the Company employee savings plan.
(d) PURCHASE OF SHARES. Unless an Employee’s ESPP Enrollment Agreement is earlier terminated in accordance with this Section 7, the funds credited to the Employee’s stock purchase account, including interest, will be applied toward the purchase of Common Shares on June 30 and December 31 in each year during the term of the Employee’s ESPP Enrollment Agreement, or on such other date or dates as the Committee may determine. Any amount remaining after the purchase of a whole number of Common Shares will remain in the Employee’s stock purchase account for the purchase of Common Shares pursuant to the subsequent offering, if the Employee has an ESPP Enrollment Agreement in effect with respect to such offering, or otherwise be remitted to the Employee. Any certificates or book entries representing the Common Shares purchased for the account of an Employee will bear a legend referring to the restrictions on transfer contemplated by the Plan.
(e) RIGHT TO WITHDRAW FUNDS OR TO CHANGE AMOUNT OF PAYROLL DEDUCTIONS. A participating Employee may at any time terminate the Employee’s ESPP Enrollment Agreement in its entirety and withdraw all (but not less than all) of the funds credited to the Employee’s stock purchase account. Upon such termination, the Employee’s right to purchase Common Shares under the Employee’s ESPP Enrollment Agreement will end, although the Employee may, if offerings of Section 423 Rights pursuant to this Section 7 are continued, enter into a new ESPP Enrollment Agreement for the purchase of Common Shares on the next plan entry date (January 1 or July 1). A participating Employee may also suspend the Employee’s payroll deductions without terminating the Employee’s ESPP Enrollment Agreement or the Employee’s right to purchase Common Shares under the Employee’s ESPP Enrollment Agreement, but if the Employee does so, the Employee may not resume the Employee’s payroll deductions until the next plan entry date after the Employee elects to resume payroll deductions. An Employee may not increase or decrease the amount of the Employee’s payroll deductions except on a plan entry date.
(f) PURCHASE PRICE. The purchase price for the Common Shares offered pursuant to each offering of Section 423 Rights will be 85% of the Fair Market Value of the Common Shares at the beginning of the applicable offering.
(g) LIMITATIONS. No participating employee may authorize payroll deductions in an amount less than $5 or more than $250 per week, or more than $13,000 in any calendar year, or such other minimum or maximum amounts as may be determined from time to time by the Committee. In addition, the offering of shares under this Section 7 is subject to the following limitations prescribed by the Code:
(i) No Employee may purchase Common Shares pursuant to Section 423 Rights granted under the Plan and under any other employee stock purchase plans of the Company or its parent (if any) or subsidiaries at a rate which exceeds $25,000 in Fair Market Value of the Common Shares (determined at the beginning of the applicable offering) in any calendar year. Shares acquired under the Company’s stock plans that are not employee stock purchase plans (within the meaning of Section 423 of the Code) will not be taken into account in determining compliance with this $25,000 annual limitation.
(ii) No Employee may enter into an ESPP Enrollment Agreement if, immediately thereafter, the Employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent (if any) or any subsidiary. For purposes of this Subsection (b), the Common Shares that an Employee may purchase under the Employee’s ESPP Enrollment Agreement will be treated as owned by the Employee, and the attribution rules of Section 424(d) of the Code will apply.

(iii) In the event that the number of Common Shares that may be purchased under all ESPP Enrollment Agreements outstanding at any time pursuant to this Section 7 exceeds the total number of Common Shares that may be offered and sold under Section 423 Rights pursuant to the Plan, the number of Common Shares that may be purchased under each of the ESPP Enrollment Agreements entered into as of the latest date will be reduced pro rata, and the amount of the payroll deductions authorized by the ESPP Enrollment Agreements may, in the discretion of the Committee, be reduced accordingly.
(h) TERMINATION OF EMPLOYMENT. Upon the termination of a participating Employee’s employment, the Employee’s ESPP Enrollment Agreement will immediately terminate, and the funds credited to the Employee’s stock purchase account will be remitted to the Employee. For purposes of this Section 7, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while an individual is on military leave, sick leave or other leave of absence approved by the Company that does not exceed three months, and during any period longer than three months if the individual’s right to reemployment is guaranteed by statute or contract.
(i) RIGHTS AS SHAREHOLDER; TRANSFERABILITY OF SHARES. An Employee who purchases Common Shares pursuant to Section 423 Rights granted under this Section 7 will not be entitled to the rights and privileges of a shareholder until the Employee becomes the holder of record of the Common Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which the Employee becomes the holder of record. No holder may sell or otherwise dispose of Common Shares acquired pursuant to Section 423 Rights granted under this Section 7 within one year after the Common Shares were purchased by the Employee. Notwithstanding the foregoing, the Company will have the option to purchase Common Shares acquired pursuant to the exercise of Section 423 Rights at any time as provided pursuant to Section 16 of this Plan.
(j) TERMINATION. In the event that, in the exercise of its discretion, the Board of Directors terminates either the Plan or the provisions of this Section 7 of the Plan, the right of each participating employee to purchase Common Shares under the Employee’s ESPP Enrollment Agreement will end, and the funds credited to the Employee’s stock purchase account will be remitted to the Employee.
(k) QUALIFICATION AS EMPLOYEE STOCK PURCHASE PLAN. Any and all Section 423 Rights granted pursuant to this Section 7 are intended to qualify as rights granted under an “employee stock purchase plan” within the meaning of Section 423 of the Code, and this Section 7 and all other provisions of the Plan, to the extent applicable to Section 423 Rights, shall be interpreted and administered in accordance with that intent. Accordingly, notwithstanding any other provision of the Plan to the contrary: (i) only employees of the Company, or of any direct or indirect subsidiary or parent corporation (within the meaning of Section 424 of the Code) of the Company that is designated by the Committee, may receive Section 423 Rights; (ii) Section 423 Rights may not be granted to any Participant who, immediately after the Section 423 Rights are granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company; (iii) Section 423 Rights must be granted to all employees of the Company, and of any direct or indirect subsidiary of the Company designated by the Committee, except that there may be excluded (A) employees who have been employed less than two years, (B) employees whose customary employment is 20 hours or less per week, and (C) employees whose customary employment is for not more than five months in any calendar year; (iv) all employees granted Section 423 Rights must have the same rights and privileges, except that the number of Common Shares that may be purchased by any employee upon exercise of Section 423 Rights may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, of the employee; (v) the exercise price of Section 423 Rights may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Shares at the time Section 423 Rights are granted; (vi) Section 423 Rights cannot be exercised after the expiration of 27 months from the date the Section 423 Rights are granted; and (vii) no employee may be granted Section 423 Rights, under this Plan and any other employee stock purchase plans of the Company and its subsidiaries, that permit the purchase of Common shares with a

Fair Market Value of more than $25,000 (determined at the time the Section 423 Rights are granted) in any calendar year.
8. DEFERRAL OF PAYMENT
(a) IN GENERAL. With the approval of the Committee, the delivery of the Common Shares, cash, or any combination thereof subject to an Award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.
(b) DEFERRAL OF DIRECTOR RESTRICTED STOCK UNITS. Each Non-Employee Director may elect to defer the receipt of payment of Restricted Stock Units granted under the Company’s compensation program for Non-Employee Directors (a “Director Restricted Stock Unit”) by delivering to the Company a written election to defer in accordance with procedures established from time to time to ensure effective deferral of tax. The election will specify the time or times to which payment is deferred in accordance with this Section 8. All deferred amounts will be subject to the claims of general creditors of the Company.
(i) A Non-Employee Director may make a deferral election with respect to the Director Restricted Stock Units to be granted during a year, prior to the first day of such year, and the election, once made, shall be irrevocable for such year. Any such election shall be made using the deferral election agreement attached to this Plan as Exhibit A or such successor deferral election agreement (which may be electronic) as may be provided by the Company for such purpose (“Deferral Election Agreement”).
(ii) A Non-Employee Director may elect on a Deferral Election Agreement to have a deferred payment made in Common Shares either (A) in a single lump sum payment, or (B) in three substantially equal annual installment payments; in either case payable (or commencing) on (or as soon as practicable after) March 15 of the following the year in which the Non-Employee Director ceases to serve as a member of the Board of Directors of the Company in such manner as to constitute a “separation from service” within the meaning of Section 409A of the Code; provided, however, that in the event of a Change in Control that qualifies as a “change in control event” within the meaning of Section 409A of the Code, any unpaid vested Director Restricted Stock Units that have been deferred pursuant to this Section 8 shall be paid in a single lump sum payment in Common Shares within 30 days after such Change in Control.
(iii) Any vested Director Restricted Stock Units deferred pursuant to this Section 8 will be credited to a bookkeeping account until payment to the Non-Employee Director in Common Shares in accordance with this Section 8 and the applicable Deferral Election Form.
(c) It is intended that this Section 8 comply with the provisions of Section 409A of the Code, so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be paid or made available to Participants (or their beneficiaries or estates). This Section 8 shall be construed, administered, and governed in a manner that effects such intent, and the Company shall not take any action that would be inconsistent with such intent. In particular, and notwithstanding any other provision of the Plan or a Deferral Election Agreement to the contrary: (A) the phrase “ceases to serve as a member of the Board of Directors” or words of similar import shall mean the Participant’s “separation from service” with the Company within the meaning of Section 409A of the Code; (B) any deferred Director Restricted Stock Units otherwise payable as a result of a Change in Control shall not be paid at such time unless the Change in Control qualifies as a “change in control event” within the meaning of Section 409A of the Code; and (C) no payment of Director Restricted Stock Units deferred under this Section 8 may be accelerated or further deferred except as permitted under Section 409A of the Code. Although the Company shall use its best efforts to avoid the imposition of taxation, interest and penalties under Section 409A of the Code, the tax treatment of deferrals under this Section 8 is not warranted or guaranteed. Neither the Company and its Affiliates, nor the Committee shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant, beneficiary or other taxpayer as a result of deferrals pursuant to this Section 8.
9. TAXES ASSOCIATED WITH AWARD
Prior to the payment of an Award, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any Federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Common Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Common Shares, or by a combination of these methods.
10. TERMINATION OF EMPLOYMENT
If the employment of a Participant terminates for any reason, or if a Director ceases to be a Director of the Company for any reason, all unexercisable, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.
11. TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS
The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:
(a) Renders services for a Person or an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company;
(b) Discloses to anyone outside of the Company, or uses for any purpose other than the Company’s business, any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company; or
(c) Commits a felony or other criminal act involving dishonesty or moral turpitude with respect to the Company.
The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that the Participant is in compliance with all applicable provisions of the Plan and of any Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (a), (b), and (c) above.
12. CHANGE IN CONTROL
In the event of a Change in Control of the Company, unless and to the extent otherwise determined by the Board of Directors, (i) all Stock Appreciation Rights, Stock Options, and other Stock Purchase Rights then outstanding will become fully exercisable as of the date of the Change in Control, and (ii) all restrictions and conditions applicable to Restricted Stock Units, Performance Restricted Stock Units, Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control. Any such determination by the Board of Directors that is made after the occurrence of a Change in

Control will not be effective unless a majority of the Directors then in office are Continuing Directors and the determination is approved by a majority of the Continuing Directors.
13. AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS
(a) AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN. The Board of Directors may amend, suspend, or terminate this Plan at any time. Shareholder approval for any such amendment will be required only to the extent (i) necessary to preserve the exemption provided by Rule 16b-3 for this Plan and Awards granted under this Plan, (ii) required by applicable law, or (iii) required to comply with the rules of any exchange or market on which the Common Shares may be listed or traded.
(b) AMENDMENT OF OUTSTANDING AWARDS. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant’s consent; without limiting the foregoing, if the Company merges with or consolidates with another entity, the Committee may, in its discretion, amend the terms of any Award to provide for the assumption of the Award by the surviving or resulting entity, the acceleration and exercise of the Award, or the payment of the fair cash value of the Award. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.
14. AWARDS TO FOREIGN NATIONALS AND EMPLOYEES OUTSIDE OF THE UNITED STATES
To the extent that the Committee deems appropriate to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (i) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.
15. NON-ASSIGNABILITY
Unless otherwise determined by the Committee (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted, and in case of any transfers or assignments by operation of law, Common Shares issuable upon vesting or exercise of the Award shall be immediately sold back to the Company, and (ii) an Award granted under this Plan may be exercised, during the Participant’s lifetime, only by the Participant or by the Participant’s guardian or legal representative; except that, no Incentive Stock Option and no Section 423 Right may be exercised, during the Participant’s lifetime, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may permit a Participant to designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Common Shares or other property issued or delivered under such Award.
16. PURCHASE RIGHTS
The Company and the trust for the Company’s Employee Stock Ownership Plan, as amended from time to time (the “ESOT”) hereby reserve any and all rights to purchase any Common Shares issued under the Plan, to the fullest extent provided under the Articles of Incorporation of the Company, as amended from time to time. By accepting any Award under the Plan, each Participant shall acknowledge and agree that any Common Shares issued under the Plan shall be subject at all times to the rights of the Company and the ESOT to purchase any or all such Common Shares pursuant to this Section 16 and the Articles of Incorporation of the Company, as amended from time to time.

17. GOVERNING LAW
The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Ohio.
18. RIGHTS OF EMPLOYEES
Nothing in this Plan will confer upon any Participant the right to continued employment by the Company or limit in any way the Company’s right to terminate any Participant’s employment at will or for cause.
19. EFFECTIVE AND TERMINATION DATE
(a) EFFECTIVE DATE. This Plan will become effective on the date it is approved by the holders of a majority of the Common Shares then outstanding.
(b) TERMINATION DATE. This Plan will terminate 10 years after it is approved by the Company’s shareholders, or on such earlier date as the Plan may be terminated by the Board of Directors.

EXHIBIT A
Director Restricted Stock Units
202_ DEFERRAL ELECTION AGREEMENT

INSTRUCTIONS: To complete this Deferral Election Agreement, please proceed as follows: •Select one item from (1). •If you select (1)(a), complete (2) and (3).

To: The Davey Tree Expert Company

(1) I elect to defer payment of Restricted Stock Units granted to me for services performed during the year set forth above:

(a)		YES
OR
(b)		NO

(2) If (1)(a) is elected above, designate the form in which the deferred payment is to be made:

(a)		Single Lump Sum Payment to be paid in the year following the year in which I retire, resign, or am removed from the Board or otherwise cease to be a Director.
OR
(b)		Series of Three (3) Annual Installment Payments to be paid beginning in the year following the year in which I retire, resign, or am removed from the Board or otherwise cease to be a Director.
(3) I hereby designate ____________________ as my beneficiary to receive all deferred amounts payable with respect to any Restricted Stock Units in the event of my death. This designation shall supersede any prior designation I may have made.

THE DEFERAL ELECTIONS MADE ON THIS FORM ARE IRREVOCABLE, AND MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRIOR TO THE YEAR SET FORTH ABOVE IN WHICH THE RESTRICTED STOCK UNITS ARE GRANTED.

Date	Signature of Director

Reviewed and Accepted by the Company:

By:

Name:

Title:

Date: